UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22441

John Hancock Diversified Income Fund (formerly John Hancock Hedged Equity & Income Fund)

(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116 (Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE

TREASURER

200 BERKELEY STREET

BOSTON, MA 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 543-9634

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

ITEM 1. REPORT TO STOCKHOLDERS.

Annual report
John Hancock
Hedged Equity & Income Fund
Closed-end international equity
Ticker: HEQ
December 31, 2024

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund currently makes quarterly distributions of an amount equal to $0.2500 per share, which will be paid quarterly until further notice. The fund may make additional distributions: (i) for purposes of not incurring federal income tax at the fund level of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.
The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund’s shareholders. The Plan is subject to periodic review by the fund’s Board of Trustees.
You should not draw any conclusions about the fund’s investment performance from the amount of the fund’s distributions or from the terms of the fund’s Plan. The fund’s total return at net asset value (NAV) is presented in the "Financial highlights" section.
With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income-tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with "yield" or "income".

John Hancock
Hedged Equity & Income Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Fund’s investments
24	Financial statements
27	Financial highlights
28	Notes to financial statements
37	Report of independent registered public accounting firm
38	Tax information
39	Investment objective, principal investment strategies, and principal risks
43	Additional information
45	Trustees and Officers
50	More information
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2024 (%)

The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
2	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global equities posted substantial gains
Global equities substantial gains were driven by robust earnings from mega-cap technology companies, an improved economic outlook, and growing enthusiasm for Artificial Intelligence (AI).
The fund generated a strong, positive return
The fund’s positioning in financials, industrials and information technology sectors were leading factors driving the fund’s performance.
Positioning in the materials and real estate sectors hurt fund’s performance
The fund’s holdings in materials and real estate sector detracted from absolute performance.
SECTOR COMPOSITION AS OF 12/31/2024 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	3

Management’s discussion of fund performance
What factors affected global equity markets during the 12 months ended December 31, 2024?
Global equities closed the year with substantial gains driven by robust earnings from mega-cap technology companies, an improved economic outlook, and swelling enthusiasm for AI. Despite dissipating headline inflation across developed markets, persistent services inflation and higher commodity prices continued to pose challenges. Central banks around the world made notable policy decisions, with the US Federal Reserve and the European Central Bank moving towards easing monetary policies, although the timing and extent varied. The Bank of Japan increased interest rates for the first time since 2007, while other central banks, including those of Canada, England, and New Zealand, lowered rates in response to economic conditions. Prospects for a soft landing remained intact toward the end of the year as markets navigated central bank policy updates, heightened geopolitical risks, and political uncertainty. Donald Trump’s presidential reelection victory and the Republican Party’s sweep of both chambers of Congress bolstered expectations of deregulation, additional tax cuts, and a more accommodative U.S. business environment. Global economic data remained largely resilient, accompanied by measured inflation and a general decline in interest rates during the quarter. However, varying outlooks on economic growth and inflation among countries and regions caused global central bank policy expectations to diverge.
TOP 10 HOLDINGS AS OF 12/31/2024 (% of net assets)
Philip Morris International, Inc.	1.7
JPMorgan Chase & Co.	1.6
Johnson & Johnson	1.5
Cisco Systems, Inc.	1.2
Iberdrola SA	1.1
Canon, Inc.	1.1
Merck & Company, Inc.	1.1
Exxon Mobil Corp.	1.1
Bristol-Myers Squibb Company	1.0
Pfizer, Inc.	0.9
TOTAL	12.3
Cash and short-term investments are not included.
COUNTRY COMPOSITION AS OF 12/31/2024 (% of net assets)
United States	50.9
Japan	9.2
United Kingdom	7.8
Canada	3.6
South Korea	3.4
France	3.3
Germany	2.6
Spain	2.2
China	2.0
South Africa	2.0
Other countries	13.0
TOTAL	100.0
4	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

How did the fund perform?
For the 12 months ended December 31, 2024, the fund generated a strong, positive return. The fund’s equity strategy benefited absolute performance, due primarily to positioning in the financials, information technology, and industrials sectors. From an individual security level, the top absolute contributors were Broadcom, Inc. and JPMorgan Chase & Co.  From a regional perspective, exposure to North American securities benefited results. The fund’s hedging strategy, which is to reduce equity exposure by selling equity index futures, also contributed to absolute results.
On the downside, within the equity strategy, positioning in the materials and real estate sectors detracted from absolute performance.  From an individual security level, the largest absolute detractors were TotalEnergies SE and Rio Tinto PLC. In addition, from a regional perspective, exposure to European securities detracted.
Effective February 10, 2025, the fund will be renamed to John Hancock Diversified Income Fund, and its investment strategies will change.
MANAGED BY

Roberto J. Isch, CFA
The views expressed in this report are exclusively those of Roberto J. Isch, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2024

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	10-Year	5-year	10-Year
At Net asset value	10.14	5.30	5.58	29.46	72.17
At Market price	11.61	2.49	5.36	13.10	68.60
MSCI ACWI	17.49	10.06	9.23	61.52	141.83
Performance figures assume all distributions have been reinvested.
The returns reflect past results and should not be considered indicative of future performance. Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or when shares need to be sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
6	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Hedged Equity & Income Fund for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI ACWI.
The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The returns reflect past results and should not be considered indicative of future performance.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	7

Fund’s investments
AS OF 12-31-24
	Shares	Value
Common stocks 95.6%		$134,500,448
(Cost $139,019,377)
Communication services 4.0%		5,698,086
Diversified telecommunication services 2.2%
AT&T, Inc.	51,875	1,181,194
BT Group PLC	51,186	92,262
Koninklijke KPN NV	49,508	180,528
KT Corp.	2,845	84,654
LG Uplus Corp.	7,895	55,203
Orange Polska SA	23,082	41,250
Orange SA	11,550	115,244
Proximus SADP	5,268	27,443
Spark New Zealand, Ltd.	41,695	68,804
Telefonica Brasil SA	10,131	77,223
Telenor ASA	10,077	112,431
Verizon Communications, Inc.	26,561	1,062,174
Entertainment 0.0%
Avex, Inc.	2,670	24,329
Interactive media and services 0.0%
Baidu, Inc., Class A (A)	5,717	60,295
Media 1.2%
Dentsu Group, Inc.	35,094	843,330
Hakuhodo DY Holdings, Inc.	5,840	44,225
Megacable Holdings SAB de CV	18,726	30,400
Metropole Television SA	2,449	28,519
Nippon Television Holdings, Inc.	3,910	67,739
Omnicom Group, Inc.	4,226	363,605
RTL Group SA	1,192	32,865
Television Francaise 1 SA	5,634	42,568
TV Asahi Holdings Corp.	3,750	54,185
WPP PLC	11,445	117,973
Wireless telecommunication services 0.6%
America Movil SAB de CV	91,209	65,396
KDDI Corp.	6,535	208,144
MTN Group, Ltd.	11,991	58,279
T-Mobile US, Inc.	836	184,530
Vodacom Group, Ltd.	69,510	373,294
Consumer discretionary 7.7%		10,808,687
Automobile components 0.4%
Continental AG	868	58,489
Hankook Tire & Technology Company, Ltd. (A)	1,096	28,299
8	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer discretionary (continued)
Automobile components (continued)
Hyundai Mobis Company, Ltd.	460	$73,157
Koito Manufacturing Company, Ltd.	4,810	60,883
Nokian Renkaat OYJ	4,533	34,488
Stanley Electric Company, Ltd.	3,198	52,444
Sumitomo Rubber Industries, Ltd.	4,214	47,314
Tachi-S Company, Ltd.	2,140	23,534
Tokai Rika Company, Ltd.	3,040	43,737
Toyoda Gosei Company, Ltd.	2,460	42,956
Toyota Boshoku Corp.	4,170	53,964
TS Tech Company, Ltd.	3,350	37,949
Valeo SE	3,844	37,000
Automobiles 1.6%
Bayerische Motoren Werke AG	3,837	313,828
Ford Motor Company	9,339	92,456
Great Wall Motor Company, Ltd., H Shares	51,371	89,524
Honda Motor Company, Ltd.	44,841	426,922
Isuzu Motors, Ltd.	26,011	353,838
Mercedes-Benz Group AG	3,459	192,845
Nissan Motor Company, Ltd.	20,020	60,717
Renault SA	1,533	74,632
Subaru Corp.	4,064	72,210
Toyota Motor Corp.	31,705	619,048
Broadline retail 0.1%
Alibaba Group Holding, Ltd.	5,101	53,986
ASKUL Corp.	3,240	34,560
Seria Company, Ltd.	1,450	25,985
Distributors 0.2%
Genuine Parts Company	1,892	220,910
Hotels, restaurants and leisure 1.7%
Compass Group PLC	22,547	750,216
Darden Restaurants, Inc.	2,395	447,123
Jiumaojiu International Holdings, Ltd. (B)	161,346	70,259
McDonald’s Corp.	1,671	484,406
OPAP SA	34,348	558,272
Starbucks Corp.	901	82,216
Household durables 1.2%
Coway Company, Ltd. (A)	19,076	860,701
Crest Nicholson Holdings PLC	11,675	24,598
Garmin, Ltd.	639	131,800
Nikon Corp.	2,755	28,382
Rinnai Corp.	2,650	54,474
Sekisui House, Ltd.	27,308	651,135
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	9

	Shares	Value
Consumer discretionary (continued)
Leisure products 0.2%
Sankyo Company, Ltd.	19,898	$267,897
Sega Sammy Holdings, Inc.	2,100	40,703
Specialty retail 1.6%
CECONOMY AG (A)	3,169	8,661
Industria de Diseno Textil SA	7,674	393,092
Kingfisher PLC	19,452	60,464
Lojas Renner SA	28,221	55,243
Pepkor Holdings, Ltd. (B)	465,242	712,588
The Home Depot, Inc.	2,091	813,378
Tractor Supply Company	2,800	148,568
Xebio Holdings Company, Ltd.	3,255	23,477
Textiles, apparel and luxury goods 0.7%
Bosideng International Holdings, Ltd.	1,311,545	648,098
Burberry Group PLC	4,262	52,120
NIKE, Inc., Class B	1,108	83,842
Sanyo Shokai, Ltd.	690	12,824
The Swatch Group AG, Bearer Shares	442	80,338
Yue Yuen Industrial Holdings, Ltd.	17,120	38,137
Consumer staples 8.9%		12,467,345
Beverages 1.3%
Ambev SA	38,663	73,517
Cia Cervecerias Unidas SA, ADR	3,436	38,930
Coca-Cola Icecek AS	8,673	14,677
Embotelladora Andina SA, Series B, ADR	2,196	40,406
Keurig Dr. Pepper, Inc.	6,965	223,716
Kirin Holdings Company, Ltd.	2,150	27,916
PepsiCo, Inc.	2,642	401,743
Pernod Ricard SA	3,707	418,842
The Coca-Cola Company	10,237	637,356
Consumer staples distribution and retail 1.0%
Atacadao SA	30,967	27,194
Carrefour SA	6,180	87,959
Clicks Group, Ltd.	34,857	689,508
J Sainsbury PLC	10,748	36,727
Tsuruha Holdings, Inc.	1,085	59,961
Walgreens Boots Alliance, Inc.	46,747	436,150
Food products 1.4%
Archer-Daniels-Midland Company	3,733	188,591
Astral Foods, Ltd. (A)	3,089	30,516
China Mengniu Dairy Company, Ltd.	17,736	39,678
Conagra Brands, Inc.	18,060	501,165
10	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer staples (continued)
Food products (continued)
General Mills, Inc.	1,579	$100,693
M Dias Branco SA	13,051	42,376
Nestle SA	7,412	608,104
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	176,225	10,665
Tate & Lyle PLC	7,055	57,438
Thai Union Group PCL	91,064	34,635
The Kraft Heinz Company	9,035	277,465
Ulker Biskuvi Sanayi AS (A)	13,257	44,044
WH Group, Ltd. (B)	94,380	72,733
Household products 1.3%
Colgate-Palmolive Company	4,806	436,913
Kimberly-Clark Corp.	547	71,679
Kimberly-Clark de Mexico SAB de CV, Class A	29,350	41,327
Reckitt Benckiser Group PLC	7,094	429,405
The Procter & Gamble Company	5,274	884,186
Personal care products 0.6%
Kenvue, Inc.	7,716	164,737
Unilever PLC	7,343	417,234
Unilever PLC, ADR	3,119	176,847
Tobacco 3.3%
Altria Group, Inc.	17,242	901,584
British American Tobacco PLC	18,352	662,227
KT&G Corp.	9,117	659,689
Philip Morris International, Inc.	19,932	2,398,812
Energy 8.8%		12,387,244
Energy equipment and services 0.2%
Baker Hughes Company	5,626	230,779
Trican Well Service, Ltd.	3,541	12,637
Oil, gas and consumable fuels 8.6%
APA Corp.	3,105	71,694
ARC Resources, Ltd.	710	12,877
BP PLC	36,376	179,805
Chevron Corp.	7,059	1,022,426
Coal India, Ltd.	76,873	344,293
ConocoPhillips	4,413	437,637
Coterra Energy, Inc.	22,884	584,457
Diamondback Energy, Inc.	1,772	290,307
Enbridge, Inc.	6,247	265,143
Eni SpA	23,946	327,541
EOG Resources, Inc.	3,730	457,223
EQT Corp.	4,701	216,763
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	11

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Equinor ASA	19,389	$459,889
Exxon Mobil Corp.	14,386	1,547,502
HF Sinclair Corp.	13,503	473,280
Hindustan Petroleum Corp., Ltd.	157,581	758,973
Marathon Petroleum Corp.	878	122,481
OMV AG	5,812	225,399
ONEOK, Inc.	9,062	909,825
ORLEN SA	23,757	272,318
Pembina Pipeline Corp.	19,045	703,663
Shell PLC	9,917	309,123
The Williams Companies, Inc.	14,908	806,821
TotalEnergies SE	20,575	1,146,333
Ultrapar Participacoes SA	14,156	36,779
Woodside Energy Group, Ltd.	10,415	161,276
Financials 23.7%		33,384,091
Banks 11.2%
ABN AMRO Bank NV (B)	6,250	96,447
AIB Group PLC	13,338	73,758
Banco Bilbao Vizcaya Argentaria SA	15,847	155,054
Banco Bradesco SA, ADR	47,334	90,408
Bank Mandiri Persero Tbk PT	268,773	94,609
Bank of America Corp.	13,124	576,800
Bank of Beijing Company, Ltd., Class A	93,530	78,811
Bank of Chengdu Company, Ltd., Class A	32,810	76,911
Bank of China, Ltd., Class A	1,079,900	815,223
Bank of Ireland Group PLC	8,106	73,922
Bank of Jiangsu Company, Ltd., Class A	80,064	107,717
Bank of Montreal	7,754	752,771
BNP Paribas SA	2,309	141,765
BPER Banca SpA	14,231	90,763
CaixaBank SA	15,860	86,107
Canadian Imperial Bank of Commerce	12,196	771,493
Canara Bank	32,256	37,555
Citizens Financial Group, Inc.	17,025	745,014
Dah Sing Financial Holdings, Ltd.	7,738	27,913
DGB Financial Group, Inc.	5,579	30,821
DNB Bank ASA	12,401	247,579
Erste Group Bank AG	2,227	137,843
FinecoBank SpA	23,198	404,869
HDFC Bank, Ltd., ADR	4,009	256,015
HSBC Holdings PLC	28,408	279,055
Huntington Bancshares, Inc.	9,223	150,058
12	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Industrial Bank of Korea	8,889	$86,173
ING Groep NV	7,404	116,032
JPMorgan Chase & Co.	9,305	2,230,502
Kasikornbank PCL	26,970	122,757
Kasikornbank PCL, NVDR	1,407	6,404
KB Financial Group, Inc.	1,541	86,775
M&T Bank Corp.	3,396	638,482
Mitsubishi UFJ Financial Group, Inc.	17,874	208,674
Mizuho Financial Group, Inc.	14,484	353,591
Regions Financial Corp.	39,097	919,561
Resona Holdings, Inc.	9,900	71,367
Royal Bank of Canada	10,239	1,234,564
Sberbank of Russia PJSC, ADR (A)(C)	3,353	0
Security Bank Corp.	17,574	26,401
Shinhan Financial Group Company, Ltd.	3,654	118,488
Societe Generale SA	5,494	154,192
Standard Bank Group, Ltd.	12,896	151,449
Standard Chartered PLC	15,642	192,572
Sumitomo Mitsui Trust Group, Inc.	5,340	124,740
The Bank of Nova Scotia	6,088	326,921
The Chiba Bank, Ltd.	7,630	58,811
The Shiga Bank, Ltd.	1,000	24,796
The Tochigi Bank, Ltd.	9,390	16,793
Truist Financial Corp.	12,689	550,449
U.S. Bancorp	27,244	1,303,081
Unicaja Banco SA (B)	35,529	46,922
UniCredit SpA	6,042	241,972
VTB Bank PJSC, GDR (A)(C)	55,420	0
Capital markets 4.6%
3i Group PLC	18,595	827,723
Ares Management Corp., Class A	5,828	1,031,731
BlackRock, Inc.	746	764,732
CME Group, Inc.	2,675	621,215
Franklin Resources, Inc.	27,968	567,471
Hargreaves Lansdown PLC	16,511	226,567
Morgan Stanley	1,911	240,251
Raymond James Financial, Inc.	1,147	178,164
T. Rowe Price Group, Inc.	5,753	650,607
The Blackstone Group, Inc.	3,813	657,437
The Carlyle Group, Inc.	2,030	102,495
TPG, Inc.	2,065	129,765
UBS Group AG	13,243	405,457
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	13

	Shares	Value
Financials (continued)
Consumer finance 0.0%
Capital One Financial Corp.	233	$41,549
Vanquis Banking Group PLC	8,371	4,660
Financial services 0.9%
FirstRand, Ltd.	117,243	470,285
Meritz Financial Group, Inc. (A)	10,456	734,602
Insurance 6.7%
Admiral Group PLC	10,583	349,620
Ageas SA/NV	1,652	80,320
AIA Group, Ltd.	38,900	279,413
Allianz SE	3,176	976,184
American Financial Group, Inc.	1,723	235,930
American International Group, Inc.	3,679	267,831
AXA SA	25,087	892,837
China Reinsurance Group Corp., H Shares	446,963	49,750
CNA Financial Corp.	11,234	543,389
Dai-ichi Life Holdings, Inc.	1,515	40,369
Fairfax Financial Holdings, Ltd.	549	763,853
Generali	9,008	254,853
Japan Post Insurance Company, Ltd.	3,360	61,717
Legal & General Group PLC	173,135	497,127
MetLife, Inc.	2,198	179,972
MS&AD Insurance Group Holdings, Inc.	3,263	70,473
Muenchener Rueckversicherungs-Gesellschaft AG	741	374,587
NN Group NV	2,243	97,814
Old Mutual, Ltd.	82,146	54,625
Phoenix Group Holdings PLC	90,785	578,501
Prudential PLC	15,084	119,707
Samsung Life Insurance Company, Ltd.	10,534	674,082
Sanlam, Ltd.	31,845	146,710
Suncorp Group, Ltd.	8,607	101,122
T&D Holdings, Inc.	7,645	139,932
Talanx AG	4,972	422,876
Tokio Marine Holdings, Inc.	15,918	571,267
Tongyang Life Insurance Company, Ltd.	2,272	6,887
Tryg A/S	25,028	527,949
Zurich Insurance Group AG	204	121,332
Mortgage real estate investment trusts 0.3%
Annaly Capital Management, Inc.	23,858	436,601
Health care 8.4%		11,793,647
Biotechnology 0.9%
AbbVie, Inc.	3,898	692,675
Amgen, Inc.	656	170,980
14	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Biotechnology (continued)
Gilead Sciences, Inc.	3,858	$356,363
Health care equipment and supplies 0.2%
Koninklijke Philips NV (A)	5,054	128,024
Medtronic PLC	1,382	110,394
Paramount Bed Holdings Company, Ltd.	1,360	23,278
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	74,309	44,006
Health care providers and services 1.0%
Alfresa Holdings Corp.	3,210	43,902
BML, Inc.	1,560	28,596
CVS Health Corp.	3,952	177,405
Elevance Health, Inc.	1,255	462,970
Fresenius SE & Company KGaA (A)	2,951	102,432
Netcare, Ltd.	54,064	42,689
UnitedHealth Group, Inc.	1,191	602,479
Pharmaceuticals 6.3%
Almirall SA	4,357	37,064
AstraZeneca PLC	2,762	360,108
AstraZeneca PLC, ADR	2,358	154,496
Bristol-Myers Squibb Company	25,926	1,466,375
Eisai Company, Ltd.	500	13,615
Genomma Lab Internacional SAB de CV, Class B	33,283	40,448
GSK PLC	12,491	210,689
Johnson & Johnson	14,560	2,105,667
Kissei Pharmaceutical Company, Ltd.	410	10,757
Merck & Company, Inc.	15,602	1,552,087
Novartis AG	5,033	489,999
Ono Pharmaceutical Company, Ltd.	3,090	32,172
Pfizer, Inc.	49,759	1,320,106
Roche Holding AG	3,035	848,606
Sanofi SA	958	93,128
Takeda Pharmaceutical Company, Ltd.	2,725	72,137
Industrials 6.6%		9,239,610
Aerospace and defense 1.0%
Austal, Ltd. (A)	7,034	13,474
Babcock International Group PLC	5,900	36,904
BAE Systems PLC	39,007	559,566
General Dynamics Corp.	419	110,402
L3Harris Technologies, Inc.	996	209,439
Lockheed Martin Corp.	977	474,763
Northrop Grumman Corp.	154	72,271
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	15

	Shares	Value
Industrials (continued)
Air freight and logistics 0.3%
United Parcel Service, Inc., Class B	2,835	$357,494
Yamato Holdings Company, Ltd.	4,390	49,351
Building products 0.2%
Cie de Saint-Gobain SA	1,200	106,634
Johnson Controls International PLC	2,172	171,436
Commercial services and supplies 0.0%
Aeon Delight Company, Ltd.	809	22,209
Prosegur Cia de Seguridad SA	13,038	22,942
Construction and engineering 1.0%
ACS Actividades de Construccion y Servicios SA	15,392	771,331
Bouygues SA	15,820	468,439
Budimex SA	840	94,949
Chiyoda Corp. (A)	4,325	8,818
Fugro NV	1,092	18,922
Implenia AG	281	9,523
JGC Holdings Corp.	5,295	44,050
Electrical equipment 0.3%
Cosel Company, Ltd.	2,750	18,500
Emerson Electric Company	2,467	305,735
Ushio, Inc.	1,840	24,712
Zumtobel Group AG	1,601	8,218
Ground transportation 0.1%
Ayvens SA (B)	6,264	42,338
Canadian National Railway Company	823	83,574
Industrial conglomerates 0.4%
3M Company	1,356	175,046
CK Hutchison Holdings, Ltd.	12,553	66,737
Honeywell International, Inc.	730	164,900
Siemens AG	667	130,061
Machinery 1.9%
Amada Company, Ltd.	3,000	29,167
Daimler Truck Holding AG	2,816	107,859
Deere & Company	1,132	479,628
Duerr AG	1,782	39,533
Hino Motors, Ltd. (A)	7,900	28,211
Hisaka Works, Ltd.	1,800	12,085
Kone OYJ, B Shares	3,954	192,758
Kubota Corp.	8,860	102,641
Makino Milling Machine Company, Ltd.	291	19,735
Makita Corp.	1,107	33,663
Nachi-Fujikoshi Corp.	1,375	27,461
OKUMA Corp.	2,552	54,690
16	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Machinery (continued)
OSG Corp.	3,820	$44,864
PACCAR, Inc.	9,717	1,010,762
SKF AB, B Shares	4,028	75,604
Stanley Black & Decker, Inc.	2,537	203,696
Sumitomo Heavy Industries, Ltd.	2,280	46,540
Tadano, Ltd.	4,680	33,839
THK Company, Ltd.	2,280	52,593
Tsubakimoto Chain Company	2,020	24,847
Passenger airlines 0.1%
easyJet PLC	11,455	80,077
Japan Airlines Company, Ltd.	2,380	37,519
Professional services 0.6%
Adecco Group AG	2,011	49,677
Bureau Veritas SA	8,031	243,983
Hays PLC	34,168	34,135
Pagegroup PLC	6,719	28,829
Paychex, Inc.	2,631	368,919
Persol Holdings Company, Ltd.	33,360	49,974
Randstad NV	1,759	74,058
SThree PLC	3,650	13,447
Transcosmos, Inc.	1,360	28,793
Trading companies and distributors 0.3%
Sumitomo Corp.	16,634	359,979
Travis Perkins PLC	4,837	44,045
Transportation infrastructure 0.4%
Atlas Arteria, Ltd.	191,993	563,261
Information technology 13.4%		18,893,363
Communications equipment 1.5%
BYD Electronic International Company, Ltd.	25,594	137,081
Cisco Systems, Inc.	29,921	1,771,323
Nokia OYJ	21,548	95,316
Telefonaktiebolaget LM Ericsson, B Shares	13,943	112,917
Electronic equipment, instruments and components 1.1%
AAC Technologies Holdings, Inc.	18,251	87,524
Alps Alpine Company, Ltd.	2,670	27,006
Amano Corp.	7,607	205,202
Corning, Inc.	3,047	144,793
E Ink Holdings, Inc.	15,358	127,882
Hamamatsu Photonics KK	5,488	61,042
Horiba, Ltd.	710	40,759
Kyocera Corp.	20,584	204,023
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	17

	Shares	Value
Information technology (continued)
Electronic equipment, instruments and components (continued)
Maxell, Ltd.	3,070	$36,207
Murata Manufacturing Company, Ltd.	6,969	110,562
Nichicon Corp.	4,390	30,268
Nippon Chemi-Con Corp. (A)	2,220	13,496
PAX Global Technology, Ltd.	20,407	14,082
Shimadzu Corp.	6,527	182,680
Sunny Optical Technology Group Company, Ltd.	15,548	136,405
TE Connectivity PLC	1,304	186,433
IT services 2.5%
Accenture PLC, Class A	666	234,292
Alten SA	590	48,339
Amdocs, Ltd.	2,229	189,777
IBM Corp.	5,554	1,220,936
Infosys, Ltd.	12,760	280,355
Obic Company, Ltd.	6,485	192,983
Otsuka Corp.	54,743	1,251,958
SCSK Corp.	6,514	136,337
Semiconductors and semiconductor equipment 4.3%
ams-OSRAM AG (A)	2,089	13,693
Analog Devices, Inc.	3,045	646,941
ASMPT, Ltd.	1,006	9,619
Broadcom, Inc.	1,808	419,167
Flat Glass Group Company, Ltd., H Shares	54,580	75,938
Marvell Technology, Inc.	1,326	146,457
MediaTek, Inc.	19,458	836,494
Microchip Technology, Inc.	1,242	71,229
Miraial Company, Ltd.	1,360	11,280
NVIDIA Corp.	5,274	708,245
NXP Semiconductors NV	859	178,543
Optorun Company, Ltd.	2,815	33,148
Qualcomm, Inc.	6,469	993,768
Rohm Company, Ltd.	6,787	63,062
Taiwan Semiconductor Manufacturing Company, Ltd.	8,500	276,250
Texas Instruments, Inc.	6,984	1,309,570
Tokyo Electron, Ltd.	1,357	203,983
Software 1.6%
Gen Digital, Inc.	11,322	309,996
Microsoft Corp.	980	413,070
SAP SE	328	80,680
Shanghai Baosight Software Company, Ltd., Class B	466,933	749,484
The Sage Group PLC	34,515	548,391
TOTVS SA	13,902	60,248
18	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Software (continued)
Trend Micro, Inc.	1,570	$84,643
Technology hardware, storage and peripherals 2.4%
Apple, Inc.	1,638	410,188
Asia Vital Components Company, Ltd.	3,591	67,743
Canon, Inc.	48,130	1,563,342
Catcher Technology Company, Ltd.	1,989	11,749
HP, Inc.	22,002	717,925
Lenovo Group, Ltd.	61,095	78,541
Quadient SA	1,888	36,704
Samsung Electronics Company, Ltd.	1,692	60,382
Seagate Technology Holdings PLC	2,892	249,609
Wiwynn Corp.	2,183	173,303
Materials 4.0%		5,667,520
Chemicals 1.3%
Albemarle Corp.	728	62,666
BASF SE	7,346	322,130
China BlueChemical, Ltd., H Shares	55,916	15,434
Dow, Inc.	12,432	498,896
Evonik Industries AG	3,967	68,955
KH Neochem Company, Ltd.	2,710	34,911
LyondellBasell Industries NV, Class A	8,381	622,457
Mitsubishi Gas Chemical Company, Inc.	2,950	52,326
Nippon Shokubai Company, Ltd.	4,664	56,423
PPG Industries, Inc.	1,425	170,216
Construction materials 0.2%
Heidelberg Materials AG	962	118,868
Imerys SA	912	26,606
Semen Indonesia Persero Tbk PT	194,698	39,738
Taiheiyo Cement Corp.	1,910	43,065
Vicat SACA	796	30,206
Containers and packaging 0.4%
Amcor PLC, CHESS Depositary Interest	66,053	611,321
Metals and mining 1.9%
African Rainbow Minerals, Ltd.	9,739	77,425
Anglo American PLC	2,254	66,644
Barrick Gold Corp.	7,735	119,893
Barrick Gold Corp. (Toronto Stock Exchange)	4,406	68,322
BHP Group, Ltd.	21,067	513,924
Dowa Holdings Company, Ltd.	1,910	53,593
Endeavour Mining PLC	2,177	39,452
Ferrexpo PLC (A)	21,409	28,383
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	19

	Shares	Value
Materials (continued)
Metals and mining (continued)
Fresnillo PLC	7,307	$56,674
Grupo Mexico SAB de CV, Series B	37,883	180,376
Maruichi Steel Tube, Ltd.	1,440	31,796
Neturen Company, Ltd.	2,630	16,262
Norsk Hydro ASA	1,880	10,341
OceanaGold Corp.	3,407	9,433
Rio Tinto PLC	14,332	846,018
Rio Tinto PLC, ADR	2,895	170,255
Rio Tinto, Ltd.	3,233	234,434
Zijin Mining Group Company, Ltd., H Shares	58,439	105,469
Paper and forest products 0.2%
Mondi PLC	5,359	79,783
UPM-Kymmene OYJ	6,721	184,825
Real estate 5.5%		7,692,170
Diversified REITs 0.6%
Land Securities Group PLC	7,589	55,422
Stockland	179,787	533,257
The British Land Company PLC	6,763	30,486
WP Carey, Inc.	4,988	271,746
Health care REITs 0.5%
Alexandria Real Estate Equities, Inc.	6,410	625,296
Office REITs 0.7%
BXP, Inc.	4,370	324,953
Nippon Building Fund, Inc.	921	716,085
Real estate management and development 0.1%
CK Asset Holdings, Ltd.	15,081	61,551
Mitsubishi Estate Company, Ltd.	5,760	79,959
Residential REITs 1.1%
Mid-America Apartment Communities, Inc.	4,807	743,018
UDR, Inc.	16,969	736,624
Retail REITs 0.8%
Regency Centers Corp.	10,762	795,635
Simon Property Group, Inc.	1,808	311,356
Specialized REITs 1.7%
Crown Castle, Inc.	4,887	443,544
Digital Realty Trust, Inc.	772	136,899
Extra Space Storage, Inc.	4,770	713,592
Gaming and Leisure Properties, Inc.	15,782	760,061
Lamar Advertising Company, Class A	1,413	172,019
Weyerhaeuser Company	6,418	180,667
20	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities 4.6%		$6,468,685
Electric utilities 2.5%
American Electric Power Company, Inc.	2,725	251,327
Duke Energy Corp.	7,292	785,640
Edison International	2,200	175,648
Eversource Energy	2,368	135,994
Iberdrola SA	114,172	1,573,315
PPL Corp.	6,480	210,341
Terna - Rete Elettrica Nazionale	51,064	403,498
Gas utilities 0.3%
APA Group	16,054	69,115
Atmos Energy Corp.	2,193	305,419
Independent power and renewable electricity producers 0.4%
Ratch Group PCL	595,641	523,031
Multi-utilities 1.4%
Dominion Energy, Inc.	4,869	262,244
Engie SA	25,595	405,921
National Grid PLC	54,760	650,563
Sempra	6,421	563,250

WEC Energy Group, Inc.	1,631	153,379
Preferred securities 1.1%		$1,525,697
(Cost $1,608,807)
Consumer discretionary 0.6%		857,462
Automobiles 0.6%
Bayerische Motoren Werke AG	1,602	120,014
Hyundai Motor Company	3,528	362,088
Hyundai Motor Company, 2nd Preferred	2,087	219,004
Volkswagen AG	1,255	115,793
Specialty retail 0.0%
Raizen SA	116,100	40,563
Consumer staples 0.0%		51,516
Household products 0.0%
Henkel AG & Company KGaA	587	51,516
Financials 0.1%		101,084
Insurance 0.1%
Samsung Fire & Marine Insurance Company, Ltd. (A)	544	101,084
Information technology 0.4%		479,122
Technology hardware, storage and peripherals 0.4%
Samsung Electronics Company, Ltd.	16,131	479,122
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	21

	Shares	Value
Materials 0.0%		$36,513
Chemicals 0.0%

FUCHS SE	845	36,513
Exchange-traded funds 0.0%		$65,642
(Cost $70,579)
iShares Core MSCI EAFE ETF	934	65,642

	Par value^	Value
Escrow certificates 0.0%		$0
(Cost $194)
Texas Competitive Electric Holdings Company LLC (A)(C)	500,000	0
Short-term investments 1.1%		$1,600,000
(Cost $1,600,000)
Repurchase agreement 1.1%		1,600,000
Goldman Sachs Tri-Party Repurchase Agreement dated 12-31-24 at 4.460% to be repurchased at $1,600,396 on 1-2-25, collateralized by $1,618,540 Federal Home Loan Mortgage Corp., 5.500% due 10-1-54 (valued at $1,607,119) and $25,851 Government National Mortgage Association, 4.290% due 6-15-41 (valued at $24,881)	1,600,000	1,600,000

Total investments (Cost $142,298,957) 97.8%	$137,691,787
Other assets and liabilities, net 2.2%	3,038,972
Total net assets 100.0%	$140,730,759

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
22	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P 500 E-Mini Index Futures	30	Long	Mar 2025	$9,194,604	$8,903,617	$(290,987)
Euro STOXX 50 Index Futures	159	Short	Mar 2025	(8,194,398)	(8,039,012)	155,386
FTSE 100 Index Futures	84	Short	Mar 2025	(8,736,515)	(8,602,579)	133,936
MSCI EAFE Index Futures	32	Short	Mar 2025	(3,739,444)	(3,628,000)	111,444
MSCI Emerging Markets Index Futures	73	Short	Mar 2025	(4,065,288)	(3,919,370)	145,918
Tokyo Price Index Futures	38	Short	Mar 2025	(6,587,894)	(6,729,607)	(141,713)
						$113,984
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	2,721,167	AUD	4,275,000	BNP	3/19/2025	$74,861	—
USD	10,515,543	EUR	9,955,000	DB	3/19/2025	169,346	—
USD	10,996,824	GBP	8,642,000	GSI	3/19/2025	184,087	—
USD	7,878,320	JPY	1,187,100,000	SSB	3/19/2025	270,518	—
						$698,812	$—

Derivatives Currency Abbreviations
AUD	Australian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
USD	U.S. Dollar

Derivatives Abbreviations
BNP	BNP Paribas
DB	Deutsche Bank AG
GSI	Goldman Sachs International
OTC	Over-the-counter
SSB	State Street Bank and Trust Company
At 12-31-24, the aggregate cost of investments for federal income tax purposes was $143,741,445. Net unrealized depreciation aggregated to $5,236,862, of which $7,217,272 related to gross unrealized appreciation and $12,454,134 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	23

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 12-31-24

Assets
Unaffiliated investments, at value (Cost $142,298,957)	$137,691,787
Unrealized appreciation on forward foreign currency contracts	698,812
Foreign currency, at value (Cost $52,128)	52,153
Collateral held at broker for futures contracts	2,032,500
Dividends and interest receivable	709,583
Receivable for investments sold	762,790
Other assets	6,815
Total assets	141,954,440
Liabilities
Payable for futures variation margin	61,076
Due to custodian	641,093
Payable for collateral on OTC derivatives	370,000
Payable for investments purchased	14,021
Payable to affiliates
Accounting and legal services fees	4,019
Trustees’ fees	660
Other liabilities and accrued expenses	132,812
Total liabilities	1,223,681
Net assets	$140,730,759
Net assets consist of
Paid-in capital	$156,248,711
Total distributable earnings (loss)	(15,517,952)
Net assets	$140,730,759

Net asset value per share
Based on 12,093,752 shares of beneficial interest outstanding - unlimited number of shares authorized with $0.01 par value	$11.64
24	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 12-31-24

Investment income
Dividends	$8,578,542
Interest	224,262
Less foreign taxes withheld	(733,790)
Total investment income	8,069,014
Expenses
Investment management fees	1,372,305
Accounting and legal services fees	25,751
Transfer agent fees	14,233
Trustees’ fees	40,884
Custodian fees	65,078
Printing and postage	7,561
Professional fees	176,650
Stock exchange listing fees	23,749
Other	14,820
Total expenses	1,741,031
Less expense reductions	(11,969)
Net expenses	1,729,062
Net investment income	6,339,952
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	9,748,069[1]
Futures contracts	(903,594)
Forward foreign currency contracts	1,793,737
10,638,212
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(6,045,344)
Futures contracts	121,303
Forward foreign currency contracts	1,234,900
(4,689,141)
Net realized and unrealized gain	5,949,071
Increase in net assets from operations	$12,289,023

[1]	Net of foreign capital gains taxes of $107,495.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	25

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 12-31-24	Year ended 12-31-23
Increase (decrease) in net assets
From operations
Net investment income	$6,339,952	$6,279,171
Net realized gain (loss)	10,638,212	(207,124)
Change in net unrealized appreciation (depreciation)	(4,689,141)	5,472,029
Increase in net assets resulting from operations	12,289,023	11,544,076
Distributions to shareholders
From earnings	(9,376,069)	(6,559,517)
From tax return of capital	(2,737,801)	(6,634,123)
Total distributions	(12,113,870)	(13,193,640)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	—	85,767
Repurchased	(580,292)	(830,615)
Total from fund share transactions	(580,292)	(744,848)
Total decrease	(405,139)	(2,394,412)
Net assets
Beginning of year	141,135,898	143,530,310
End of year	$140,730,759	$141,135,898
Share activity
Shares outstanding
Beginning of year	12,151,242	12,231,087
Issued pursuant to Dividend Reinvestment Plan	—	7,458
Shares repurchased	(57,490)	(87,303)
End of year	12,093,752	12,151,242
26	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Period ended	12-31-24	12-31-23	12-31-22	12-31-21	12-31-20
Per share operating performance
Net asset value, beginning of period	$11.61	$11.73	$13.04	$12.76	$14.85
Net investment income[1]	0.52	0.51	0.56	0.53	0.39
Net realized and unrealized gain (loss) on investments	0.50	0.44	(0.71)	0.91	(1.15)
Total from investment operations	1.02	0.95	(0.15)	1.44	(0.76)
Less distributions
From net investment income	(0.77)	(0.54)	(0.76)	(0.62)	(0.42)
From tax return of capital	(0.23)	(0.54)	(0.40)	(0.54)	(0.91)
Total distributions	(1.00)	(1.08)	(1.16)	(1.16)	(1.33)
Anti-dilutive impact of repurchase plan	0.01[2]	0.01[2]	—	—	—
Net asset value, end of period	$11.64	$11.61	$11.73	$13.04	$12.76
Per share market value, end of period	$10.21	$10.05	$11.50	$13.00	$11.44
Total return at net asset value (%)[3,4]	10.14	9.53	(0.96)	11.69	(2.99)
Total return at market value (%)[3]	11.61	(3.21)	(2.68)	24.20	(13.37)
Ratios and supplemental data
Net assets, end of period (in millions)	$141	$141	$144	$159	$156
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21	1.23	1.17	1.17	1.18
Expenses including reductions	1.20	1.23	1.16	1.16	1.18
Net investment income	4.39	4.46	4.52	3.98	3.14
Portfolio turnover (%)	197	124	163	120	117

[1]	Based on average daily shares outstanding.
[2]	The repurchase plan was completed at an average repurchase price of $10.09 for 57,490 and $9.51 for 87,303 shares for the periods ended 12-31-24 and 12-31-23, respectively.
[3]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	27

Notes to financial statements
Note 1—Organization
John Hancock Hedged Equity & Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC, the fund’s valuation designee.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.  Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor.  Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a
28	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of December 31, 2024, by major security category or type:
	Total value at 12-31-24	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$5,698,086	$2,887,299	$2,810,787	—
Consumer discretionary	10,808,687	2,504,699	8,303,988	—
Consumer staples	12,467,345	7,922,300	4,545,045	—
Energy	12,387,244	8,165,515	4,221,729	—
Financials	33,384,091	17,959,112	15,424,979	—
Health care	11,793,647	9,212,445	2,581,202	—
Industrials	9,239,610	4,188,065	5,051,545	—
Information technology	18,893,363	10,322,262	8,571,101	—
Materials	5,667,520	1,941,966	3,725,554	—
Real estate	7,692,170	6,215,410	1,476,760	—
Utilities	6,468,685	2,843,242	3,625,443	—
Preferred securities
Consumer discretionary	857,462	40,563	816,899	—
Consumer staples	51,516	—	51,516	—
Financials	101,084	—	101,084	—
Information technology	479,122	—	479,122	—
Materials	36,513	—	36,513	—
Exchange-traded funds	65,642	65,642	—	—
Escrow certificates	—	—	—	—
Short-term investments	1,600,000	—	1,600,000	—
Total investments in securities	$137,691,787	$74,268,520	$63,423,267	—
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	29

	Total value at 12-31-24	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Derivatives:
Assets
Futures	$546,684	$546,684	—	—
Forward foreign currency contracts	698,812	—	$698,812	—
Liabilities
Futures	(432,700)	(432,700)	—	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
30	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of December 31, 2024, the fund has a short-term capital loss carryforward of $10,270,514 available to offset future net realized capital gains. This carryforward does not expire.
As of December 31, 2024, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Managed distribution plan. The fund has adopted a managed distribution plan (Plan). Under the current plan, the fund makes quarterly distributions of an amount equal to $0.2500 per share, which will be paid quarterly until further notice.
Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.
The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly pursuant to the Managed Distribution Plan described above. Capital gain distributions, if any, are typically distributed annually.
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	31

The tax character of distributions for the years ended December 31, 2024 and 2023 was as follows:
	December 31, 2024	December 31, 2023
Ordinary income	$9,376,069	$6,559,517
Return of capital	2,737,801	6,634,123
Total	$12,113,870	$13,193,640
As of December 31, 2024, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, if any, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences at fiscal year end. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies, derivative transactions, capital gains tax and wash sale loss deferrals.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
32	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended December 31, 2024, the fund used futures contracts to manage against changes in certain securities markets. The fund held futures contracts with USD notional values ranging from $39.3 million to $41.2 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended December 31, 2024, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $28.6 million to $39.6 million, as measured at each quarter end.
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	33

Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at December 31, 2024 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures variation margin[1]	Futures	$546,684	$(432,700)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	698,812	—
			$1,245,496	$(432,700)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2024:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Total
Currency	—	$1,793,737	$1,793,737
Equity	$(903,594)	—	(903,594)
Total	$(903,594)	$1,793,737	$890,143
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2024:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Total
Currency	—	$1,234,900	$1,234,900
Equity	$121,303	—	121,303
Total	$121,303	$1,234,900	$1,356,203
Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
34	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.95% of the fund’s average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate managed assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended December 31, 2024, this waiver amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $11,969 for the year ended December 31, 2024.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2024, were equivalent to a net annual effective rate of 0.94% of the fund’s average daily managed assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended December 31, 2024, amounted to an annual rate of 0.02% of the fund’s average daily managed net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On December 6, 2011, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2025 and December 31, 2025, up to 10% of its outstanding common shares as of December 31, 2024. The share repurchase plan will remain in effect between January 1, 2025 and December 31, 2025.
During the year ended December 31, 2024 and year ended December 31, 2023, the fund repurchased 0.47% and 0.71% of common shares, respectively. The weighted average discount per share on the repurchases amounted to 13.89% and 14.04% for the year ended December 31, 2024 and year ended December 31, 2023, respectively. Shares repurchased and corresponding dollar amounts are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial highlights.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $274,109,805 and $279,981,072, respectively, for the year ended December 31, 2024.
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	35

Note 8—New accounting pronouncement
In this reporting period, the fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. The management committee of the Advisor acts as the fund’s chief operating decision maker (the CODM), assessing performance and making decisions about resource allocation.  The fund represents a single operating segment, as the CODM monitors and assesses the operating results of the fund as a whole, and the fund’s long-term strategic asset allocation is managed in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the portfolio management team of the fund’s subadvisor. Segment assets are reflected in the Statement(s) of assets and liabilities as “Total assets”, which consists primarily of total investments at value. The financial information, including the measurement of profit and loss and significant expenses, provided to and reviewed by the CODM is consistent with that presented within the Statement(s) of operations, which includes “Increase (decrease) in net assets from operations”, Statements of changes in net assets, which includes “Increase (decrease) in net assets from fund share transactions”, and Financial highlights, which includes total return and income and expense ratios.
Note 9—Subsequent event
On December 12, 2024, the Board of Trustees approved changes to the fund’s investment strategies and the fund’s name change to John Hancock Diversified Income Fund. The changes went into in effect on February 10, 2025.
36	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Diversified Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Hedged Equity & Income Fund (the "Fund") as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	37

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2024.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2024 Form 1099-DIV in early 2025. This will reflect the tax character of all distributions paid in calendar year 2024.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
38	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Investment objective, principal investment strategies, and principal risks

Unaudited
Recent Changes
The following information in this shareholder report is as of December 31, 2024. This information may not reflect all of the changes that have occurred since you purchased shares of the fund.
On December 12, 2024, the Board of Trustees approved changes to the fund’s investment strategies and the fund’s name change to John Hancock Diversified Income Fund. The changes are proposed to be effective on February 10, 2025.
Investment Objective
The fund’s investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.
Principal Investment Strategies
Under normal circumstances, the fund will invest at least 80% of its net assets (assets plus borrowings for investment purposes) in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange traded funds (“ETFs”), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts (“REITs”)), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes). The fund may invest in foreign issuers and foreign-currency securities without any limitation. The fund will notify shareholders at least 60 days prior to any change in this 80% policy.
The fund uses an equity strategy (the “Equity Strategy”) and an actively managed option overlay strategy (the “Option Strategy”) to pursue its investment objective. By combining these two strategies, the fund seeks to provide investors with a portfolio that will generate attractive long-term total returns with significant downside equity market protection.
The Equity Strategy will seek to provide broad-based exposure to equity markets, while emphasizing downside equity market protection. The goal of the Equity Strategy is a broadly diversified equity portfolio that is generally fully invested and seeks value across all market capitalization ranges, industries and sectors that seeks to participate in and capture the broader equity market returns in rising market conditions, while limiting losses relative to the broader equity markets in declining market circumstances through an effective combination of equity investment strategies.
The Option Strategy will pursue two goals: (i) to generate earnings for current distribution from option premiums; and (ii) downside equity market protection (through the use of U.S. equity index put options). The Option Strategy will seek to enhance risk-adjusted returns, generate earnings from option premiums and reduce overall portfolio volatility. The fund expects to write index call options on a substantial portion of the fund’s common stock portfolio, although this amount is expected to vary over time based upon U.S. equity market conditions and other factors, including the Advisor’s and Subadvisor’s assessment of market conditions and the liquidity needs of the fund to meet quarterly distributions.
The fund anticipates writing index call options on the S&P 500 Index (the “S&P 500”) with a typical expiration of approximately one month and with call strikes typically set slightly “out-of-the-money” (ranging from approximately 0%-7% above the then-current value of the index). The fund typically will limit notional exposure of
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	39

the index call options from 0%-50% of the value of the fund’s portfolio securities. In certain circumstances or market conditions (including to meet distribution payments), the Subadvisor may write index call options on a lower percentage of the fund’s portfolio.
The Option Strategy typically will maintain an overall short position on the S&P 500 through its use of index call options. In certain circumstances, the fund may trade out of its index option positions during an intra-month period to lock in a gain, to limit risk, or to meet distribution payments. The Subadvisor retains the discretion to write call options on indices other than the S&P 500 if it deems this appropriate in particular market circumstances or based upon the fund’s stock holdings. A meaningful portion of the fund’s stock holdings will normally consist of stocks not included in the indices on which it writes call options. The fund expects to primarily use listed/exchange-traded options contracts but may also use over-the-counter (“OTC”) options. OTC options may be utilized to obtain exposure to specific strike prices, expiration dates and/or exposure to underlying indices not available in the exchange-traded options market. The fund may also invest in derivatives such as futures contracts and foreign currency forward contracts.
The fund may also invest up to 20% of its net assets (plus borrowings for investment purposes) in fixed-income securities and fixed-income related instruments. These fixed-income securities may include non-investment grade (“high yield” or “junk bond”) instruments.”
The manager may also take into consideration environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment selection process. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund. For the fiscal year ended December 31, 2024, the fund’s aggregate distributions included a return of capital of $0.23 per share, or 22.60% of aggregate distributions, which could impact the tax treatment of a subsequent sale of fund shares.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
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ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The portion of the fund’s investments for which the manager considers these ESG factors may vary, and could increase or decrease over time. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the Advisor, carries the risk that the fund may perform differently, including underperforming funds that do not utilize ESG criteria or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its NAV. A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts and options. Foreign currency forward contracts, futures contracts and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
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LIBOR discontinuation risk. The official publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments traditionally utilized as the reference or benchmark rate for interest rate calculations, was discontinued as of June 30, 2023. However, a subset of  LIBOR settings was published on a “synthetic” basis until September 30, 2024. The discontinuation of LIBOR and a transition to replacement rates may lead to volatility and illiquidity in markets and may adversely affect the fund’s performance.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
42	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the year ended December 31, 2024, distributions from net investment income totaling $0.7740 per share and tax return of capital totaling $0.2260 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions
March 28, 2024	$0.2500
June 28, 2024	0.2500
September 30, 2024	0.2500
December 31, 2024	0.2500
Total	$1.0000
Dividend reinvestment plan
The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.
If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.
There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.
Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan
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Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.
Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.
Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.
All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
44	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	187
Trustee and Chairperson of the Board
Trustee of Berklee College of Music (since 2022); Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
William K. Bacic,[2,3] Born: 1956		181
Trustee
Director, Audit Committee Chairman, and Risk Committee Member, DWS USA Corp. (formerly, Deutsche Asset Management) (2018-2024); Senior Partner, Deloitte & Touche LLP (1978-retired 2017, including prior positions), specializing in the investment management industry. Trustee of various trusts within the John Hancock Fund Complex (since 2024).
James R. Boyle, Born: 1959	2015	181
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022); Board Member, Mutual of Omaha Investor Services, Inc. (since 2022); Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022); Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[4] Born: 1944	2011	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Chairman of the Board, Nuclein (since 2020); Director, Southwest Airlines (2000-2024). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
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Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Noni L. Ellison, Born: 1971	2022	181
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023), Board Member, Congressional Black Caucus Foundation (since 2024). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	187
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield, Born: 1968	2022	181
Trustee
Vice President, Netflix, Inc. (2019-2024); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Deborah C. Jackson, Born: 1952	2011	184
Trustee
President, Cambridge College, Cambridge, Massachusetts (2011-2023); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
46	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Frances G. Rathke,[4] Born: 1960	2020	181
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Thomas R. Wright,[2] Born: 1961		181
Trustee
Chief Operating Officer, JMP Securities (2020-2023); Director of Equities, JMP Securities (2013-2023); Executive Committee Member, JMP Group (2013-2023); Global Head of Trading, Sanford C. Bernstein & Co. (2004-2012); and Head of European Equity Trading and Salestrading, Merrill, Lynch & Co. (1998-2004, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2024).

Non-Independent Trustees[5]
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (2005-2023, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (2006-2023, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (2004-2023, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz, Born: 1968	2022	181
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	47

Principal officers who are not Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President (Chief Executive Officer and Principal Executive Officer)
Head of Wealth and Asset Management, U.S. and Europe, for John Hancock and Manulife (since 2023); Director and Chairman, John Hancock Investment Management LLC (since 2023); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2023); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President (Chief Executive Officer and Principal Executive Officer) of various trusts within the John Hancock Fund Complex (since 2023, including prior positions).
Fernando A. Silva, Born: 1977	2024
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Director, Fund Administration and Assistant Treasurer, John Hancock Funds (2016-2020); Assistant Treasurer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Assistant Vice President, John Hancock Life & Health Insurance Company, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (since 2021); Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of various trusts within the John Hancock Fund Complex (since 2024).
Salvatore Schiavone, Born: 1965	2011
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered and the Statement of Additional Information has not been updated since the Fund’s last public offering, therefore the information contained in the Statement of Additional Information may be outdated.
[1]	Mr. Arnott, Mr. Bacic, Mr. Garfield, Ms. Jackson and Mr. Wright serve as Trustees for a term expiring in 2025; Mr. Boyle, Dr. Cunningham, Ms. Fey, Mr. Lorentz and Dr. McClellan serve as Trustees for a term expiring in 2026; Ms. Ellison and Ms. Rathke serve as Trustees for a term expiring in 2027; Mr. Boyle has served as Trustee at various times prior to date listed in the table.
48	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

[2]	Appointed to serve as Trustee effective August 1, 2024.
[3]	Member of the Audit Committee as of September 24, 2024.
[4]	Member of the Audit Committee.
[5]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

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More information
Trustees
Hassell H. McClellan, Chairperson
Deborah C. Jackson, Vice Chairperson
Andrew G. Arnott†
William K. Bacic#,π
James R. Boyle
William H. Cunningham*
Noni L. Ellison
Grace K. Fey
Dean C. Garfield
Paul Lorentz†
Frances G. Rathke*
Thomas R. Wright#
Officers
Kristie M. Feinberg
President
Fernando A. Silva‡
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Managers
Robert J. Isch, CFA
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Stock symbol
Listed New York Stock Exchange: HEQ

* Member of the Audit Committee
# Appointed to serve as Trustee effective August 1, 2024.
π Member of the Audit Committee as of September 24, 2024.
† Non-Independent Trustee
‡ Effective July 1, 2024.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
50	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

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John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Dynamic Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Disciplined Value Emerging Markets Equity
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

The fund’s investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investment Management at 800-852-0218, or visit the fund’s website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.
The John Hancock funds are distributed by John Hancock Investment Management Distributors LLC. Member FINRA SIPC.

EXCHANGE-TRADED FUNDS

Corporate Bond ETF
Disciplined Value International Select ETF
Dynamic Municipal Bond ETF
Fundamental All Cap Core ETF
High Yield ETF
International High Dividend ETF
Mortgage-Backed Securities ETF
Multifactor Developed International ETF
Multifactor Emerging Markets ETF
Multifactor Large Cap ETF
Multifactor Mid Cap ETF
Multifactor Small Cap ETF
Preferred Income ETF
U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
MF4114135	P15A 12/24
2/25

ITEM 2. CODE OF ETHICS.

As of the end of the year, December 31, 2024, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to $55,554 and $53,951 for the fiscal years ended December 31, 2024 and December 31, 2023, respectively. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was related to a software licensing fee. Amounts billed to the registrant were $0 and $12 for fiscal years ended December 31, 2024 and December 31, 2023, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to $4,469 and $4,339 for the fiscal years ended December 31, 2024 and December 31, 2023, respectively. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

(d) All Other Fees

Other fees amounted to $0 and $369 for the fiscal years ended December 31, 2024 and December 31, 2023, respectively. The nature of the services comprising all other fees is advisory services provided to the investment manager. These fees were approved by the registrant's audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit- related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

Audit-Related Fees, Tax Fees and All Other Fees

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended December 31, 2024, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $871,973 for the fiscal year ended December 31, 2024 and $1,370,147 for the fiscal year ended December 31, 2023.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

(i)Not applicable.

(j)Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson

William H. Cunningham

William K. Bacic - Member of the Audit Committee as of September 24, 2024.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Refer to information included in Item 1.

(b)Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURE FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Information included in Item 1, if applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit "Proxy Voting Policies and Procedures".

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENTCOMPANIES.

Information about the Wellington Management Company LLP (“Wellington Management”) portfolio managers.

Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. The information provided is as of the filing date of this N-CSR.

Roberto J. Isch, CFA

Senior Managing Director and Portfolio Manager,

Wellington Management Company LLP since 2012

Joined Fund team in 2019

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2024. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO	Registered Investment		Other Pooled Investment
MANAGER					Other Accounts
	Companies		Vehicles
NAME

	Number of	Total	Number of	Total	Number of	Total
		Assets		Assets		Assets
	Accounts		Accounts		Accounts
		$Million		$Million		$Million

Roberto J.	3	412.9	15	5,717.1	5	1,672.4
Isch, CFA	1*	0.2*	10*	4,124.9*	0*	0*

Note: (*) represents the number and value of accounts, within the total accounts that are subject to a performance- based advisory fee.

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment

1

Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Isch manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by an Investment Professional. Therefore, portfolio managers and other investment team members have an incentive to favor accounts that have the potential to provide a higher incentive compensation for them as individuals. Wellington Management manages the conflict created by these incentive arrangements through policies on the allocation of investment opportunities, including the allocation of equity IPOs, as well as after-the-fact monitoring the review of client accounts to assess dispersion among accounts with similar mandates. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2023. Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professional’s necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the Prospectus who is primarily responsible for the day- to-day management of the Fund (the “Investment Professional”) includes a base salary. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

Each Portfolio Manager’s incentive payment relating to the Diversified Income Fund (formerly Hedged Equity & Income Fund) is linked to the gross pre-tax performance of the Fund managed by the Portfolio Managers compared to the MSCI All Country World Index over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Portfolio Managers, including accounts with performance fees.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2024, the value of shares beneficially owned by the portfolio managers in the Fund.

2

Portfolio Manager	Range of Beneficial Ownership
Roberto J. Isch, CFA	$0

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

 (a) Refer to information included in Item 14 (b).

(b) REGISTRANT PURCHASES OF EQUITY SECURITIES

	Total		Total number of	Maximum number of
	number of	Average price per	shares purchased as	shares that may yet be
	shares		part of publicly	purchased under the
Period	purchased	share	announced plans*	plans*
Jan-24	-	-	-	1,215,124
Feb-24	-	-	-	1,215,124
Mar-24	-	-	-	1,215,124
Apr-24	33,000	9.84	33,000	1,182,124
May-24	13,000	10.08	13,000	1,169,124
Jun-24	-	-	-	1,169,124
Jul-24	-	-	-	1,169,124
Aug-24	-	-	-	1,169,124
Sep-24	11,490	10.83	11,490	1,157,634
Oct-24	-	-	-	1,157,634
Nov-24	-	-	-	1,157,634
Dec-24	-	-	-	1,157,634
Total	57,490	-	57,490

*In December 2011, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2024 (shares that may yet be purchased under the current plan are 1,209,375 shares). The current plan is in effect between January 1, 2025 and December 31, 2025.

3

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 16. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Not applicable.

(a)(3) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Diversified Income Fund (formerly John Hancock Hedged Equity & Income Fund)

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President,
Principal Executive Officer
Date:	February 13, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Fernando A. Silva
---------------------------
Fernando A. Silva
Chief Financial Officer,
Principal Financial Officer
Date:	February 13, 2025